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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      May 1, 1997
                                                --------------------------------


                           SEARCH CAPITAL GROUP, INC.
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               (Exact name of registrant as specified in charter)


          DELAWARE                      0-9539                    41-1356819
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(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


         700 N. PEARL STREET
             SUITE 400
           DALLAS, TEXAS                                       75201-7490
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code     (214) 965-6000
                                                  ------------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On May 1, 1997, Registrant announced that it had signed a letter of intent with an affiliate of Lehman Brothers Holdings Inc. pursuant to which Lehman would provide a $100 million, two year revolving warehouse line of credit facility to Search. The letter of intent is subject to certain conditions, including negotiation and execution of mutually acceptable definitive facility documents and completion of due diligence.

         As part of its compensation for providing the facility, Lehman will receive common stock of Registrant and warrants to purchase additional shares of common stock of Registrant upon the closing of the facility.

         The press release issued by Registrant with respect to the signing of the letter of intent is filed herewith as Exhibit 99.





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

   Exhibit No.    Description

      99          Press Release dated May 1, 1997
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SEARCH CAPITAL GROUP, INC.



                                        By: /s/ Ellis A. Regenbogen
                                           -------------------------------
                                            Ellis A. Regenbogen
                                            Executive Vice President

Dated: May 5, 1997
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                                 EXHIBIT INDEX


        Exhibit No.    Description
        -----------    -----------

           99          Press Release dated May 1, 1997